UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

Sarepta Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-14895	93-0797222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street
Cambridge, Massachusetts	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 274-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SRPT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2024, the board of directors of Sarepta Therapeutics, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company’s 2024 Employment Commencement Incentive Plan (the “Plan”) to increase the maximum aggregate number of shares of the Company’s common stock available for issuance under the Plan by 500,000 shares to 6,185,308 shares.

The foregoing description of the terms of the Amendment does not purport to be a complete description and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 6, 2024, the Company held its annual meeting of stockholders (the “Annual Meeting”). The following is a brief description of each proposal voted upon at the Annual Meeting and the final voting results for each such proposal. As of the record date for the Annual Meeting, April 8, 2024, there were 94,505,608 shares of common stock outstanding and entitled to vote at the Annual Meeting. There were 81,003,957 shares of common stock entitled to vote at the Annual Meeting present online or represented by proxy, which represented 85.71% of the outstanding shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

Proposal 1: Election of Directors

The director nominees listed below were elected to serve on the Company’s board of directors as members of Class I for a term of two years. The results of the vote were as follows:

Name of Nominee	For	Against	Abstain	Broker Non- Votes
Douglas S. Ingram	71,684,003	1,141,805	16,569	8,161,580
Hans Wigzell, M.D., Ph.D.	62,357,683	10,424,422	60,272	8,161,580
Kathryn J. Boor, Ph.D.	66,169,655	6,656,367	16,355	8,161,580
Michael Chambers	71,087,155	1,737,715	17,507	8,161,580

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers for 2023. The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes
63,631,197	9,004,619	206,561	8,161,580

Proposal 3: Ratification of KPMG as the Company’s Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2024. The results of the vote were as follows:

For	Against	Abstain
77,132,548	3,758,836	112,573

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 to the Sarepta Therapeutics, Inc. 2024 Employment Commencement Incentive Plan

104	The cover page from this Current Report on Form 8-K of Sarepta Therapeutics, Inc., formatted in Inline XBRL and included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sarepta Therapeutics, Inc.

Date: June 7, 2024	By:	/s/ Douglas S. Ingram
Douglas S. Ingram
President and Chief Executive Officer